UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 30, 2005
Date of Report (Date of earliest event reported)

ALLERGAN, INC.

(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	1-10269 (Commission File Number)	95-1622442 (IRS Employer Identification Number)

2525 Dupont Drive
Irvine, California 92612
(Address of principal executive offices) (Zip Code)

(714) 246-4500
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

On June 24, 2005, Allergan, Inc. (the “Company”) dismissed its independent registered public accounting firm, KPMG LLP (“KPMG”). On that same date, the Company engaged the services of Ernst & Young LLP (“Ernst & Young”) as its new independent registered public accounting firm for its fiscal year ending December 31, 2005. The Company’s Audit and Finance Committee authorized the dismissal of KPMG and the engagement of Ernst & Young.

The audit reports of KPMG on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2004 and December 31, 2003 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that KPMG’s audit report on the Company’s consolidated financial statements as of and for the year ended December 31, 2004 contained a separate paragraph stating “as discussed in Note 1 to the consolidated financial statements, the Company adopted Emerging Issues Task Force (EITF) No. 04-08, The Effect of Contingently Convertible Instruments on Diluted Earnings Per Share, in the fiscal fourth quarter of 2004 and restated all prior period diluted earnings per share amounts.” The audit report of KPMG on management’s assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of December 31, 2004 did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified.

In connection with the audits of the two most recent fiscal years ended December 31, 2004 and December 31, 2003, and in the subsequent interim period through June 24, 2005, there were no (1) disagreements between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to KPMG’s satisfaction, would have caused KPMG to make reference to the subject matter of the disagreement in its report, or (2) reportable events described under Item 304(a)(1)(v) of Regulation S-K. A letter from KPMG is attached hereto as Exhibit 16, indicating whether it agrees with the statements herein.

In deciding to select Ernst & Young, the Audit and Finance Committee reviewed auditor independence issues and existing commercial relationships with Ernst & Young and concluded that Ernst & Young has no commercial relationship with the Company that would impair its independence.

During the two most recent fiscal years ended December 31, 2004 and December 31, 2003, and the subsequent interim period through June 24, 2005, the Company did not consult with Ernst & Young regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

16     Letter from KPMG LLP dated June 30, 2005.

2

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLERGAN, INC.
Date: June 30, 2005	By:	/s/ Douglas S. Ingram
		Name:	Douglas S. Ingram
		Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
16	Letter from KPMG LLP dated June 30, 2005.